                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                              February 13, 1997
--------------------------------------------------------------------------------
             Date of Report (Date as of earliest event reported)



                      KinderCare Learning Centers, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          Delaware                   0-17098                      63-0941966
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



                             2400 Presidents Drive
                           Montgomery, Alabama 36116
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



                                 (334) 277-5090
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                              Page 1 of 5 Pages
                             Exhibit Index begins
                                  on Page 4

Item 1.          Changes in Control of Registrant


         On February 13, 1997, KinderCare Learning Centers, Inc. (the "Registrant") closed its merger with an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") pursuant to the terms of the Agreement and Plan of Merger dated as of October 3, 1996, as amended by the amendment, dated December 27, 1996, among the Registrant and KCLC Acquisition Corp. (the "Merger").

         The Registrant has informed the NASDAQ Stock Market that it has voluntarily terminated its listing of its common stock and warrants as NASDAQ National Market System securities.

         A press release of the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 7.          Financial Statement and Exhibits

(C)      Exhibits

         Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KINDERCARE LEARNING CENTERS, INC.



Date:  February 24, 1997                By:    /s/ PHILIP S. MASLOWE
                                        ----------------------------------------
                                               Philip S. Maslowe
                                               Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number   Description

     2.1 Agreement and Plan of Merger dated as of October 3, 1996 between KinderCare learning Centers, Inc. And KCLC Acquisition Corp. (incorporated by reference to Exhibit 2 to the Registrant's Form 8-K dated October 3, 1996).

     2.2 Amendment to the Agreement and Plan of Merger, dated as of December 27, 1996, between KinderCare Learning Centers, Inc. and KCLC Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K dated January 3,
                 1997).

     99.1 Press Release issued February 13, 1997 by KinderCare Learning Centers, Inc.